EXHIBIT 10.1

                           PURCHASE AND SALE AGREEMENT

       THIS PURCHASE AND SALE AGREEMENT ("Agreement") is made and entered into effective the 31st day of October, 2005, (the "Effective Date") by and among ASIA PACIFIC INVESTMENT HOLDINGS, LTD., a British Virgin Islands company ("Asia Pacific"), INCON TECHNOLOGIES, INC., a Delaware corporation ("InCon"), a wholly owned subsidiary of BIONUTRICS, INC., a Nevada corporation ("Bionutrics"), BALI HOLDINGS, LLC, a Delaware limited liability company ("Bali"), INCON PROCESSING, L.L.C., a Delaware limited liability company ("Company"), INCON INTERNATIONAL, INC. an Illinois corporation ("Purchaser"), N. P. SHAIKH ("Shaikh") and JOHN R. PALMER ("Palmer"). InCon and Asia Pacific are collectively referred to herein as "Sellers". Purchaser and Sellers are herein collectively referred to as the "Parties" and individually as a "Party".

                                    RECITALS

       A. Sellers each own fifty percent (50%) of the membership units in the Company (the "Membership Interests").

       B. Sellers are parties to the Members Agreement for the Company, InCon Technologies, Inc., and AC Humko Corp. ("AC Humko") dated June 25, 1999 and the Master Formation Agreement for the Company by and among AC Humko Corp., InCon, Bionutrics, and certain other parties dated May 1999, as may have been amended from time to time ("Master Agreement"). AC Humko's Membership Interest was previously purchased by Asia Pacific and InCon is a wholly owned subsidiary of Bionutrics.

       C. Shaikh and Palmer each own membership units in Bali (the "Bali Interest") and are both employees of the Company.

       D. Subject to the terms and conditions set forth herein, Sellers desire to sell and Purchaser desires to purchase the Membership Interests.

                                    AGREEMENT

       In consideration of the promises and of the mutual agreements, provisions and covenants herein contained, and the mutual benefits to be derived therefrom and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties do hereby covenant and agree as follows:

                                   ARTICLE I.
                    PURCHASE AND SALE OF MEMBERSHIP INTERESTS

       1.1. PURCHASE OF MEMBERSHIP INTERESTS. Based upon and subject to the terms, agreements, warranties, representations and conditions of this Agreement, Sellers hereby agree to sell, convey, transfer, and assign to Purchaser, and Purchaser agrees to purchase, accept the conveyance, transfer and assignment of the Membership Interests, free and clear of all liabilities,

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obligations,  security interests,  liens and encumbrances in accordance with the terms of this Agreement.

       1.2. PURCHASE OF BALI INTEREST. Shaikh and Palmer, respectively, each hereby agrees that he will convey, transfer and assign to Sellers all of the Bali Interest, free and clear of any and all claims, causes of action, liabilities, obligations, interests, liens and encumbrances, and the Purchaser undertakes to ensure that this transaction is accomplished as provided for herein.

                                  ARTICLE II.
                              CONSULTING AGREEMENT

       2.1. CONSULTING AGREEMENT. Sellers agree to provide Consulting Services (as defined below) to the Company for a term of three (3) years from the date of this Agreement.. "Consulting Services" shall mean and include ongoing sales work, identifying customers who could utilize the Company's products and services, and assisting in securing a "facility contract" (as more fully described in Section 3.3(b) below). In the event that the Sellers procure a facility contract, then payment of the Consulting Fee shall be accelerated (as described in Section 2.3 below).

       2.2. CONSULTING FEE. As consideration for the Consulting Services agreed to be rendered by Sellers to the Company pursuant hereto, the Company shall pay a consulting fee to each of the Sellers as described in this Section
2.2. The Company shall pay each of the Sellers annually commencing with the year ending August 31, 2006, the lesser of: (a) the sum of One Hundred Thousand Dollars ($100,000.00); or (b) twenty-five percent (25%) of the Company's annual EBITDA over the next five (5) years from the Effective Date ("Consulting Fee"); provided however, that the total amount of all payments to each of the Sellers not exceed Three Hundred Thousand Dollars ($300,000.00), which total amount shall be referred to herein as the Consulting Cap ("Consulting Cap"). Each of the Sellers shall not be entitled to any other payment for the Consulting Services. For purposes of clarity, the total of all Consulting Fee payments to each of the Sellers shall not exceed the Consulting Cap, and the maximum amount that is to be paid to each of the Sellers shall not exceed Three Hundred Thousand Dollars ($300,000.00), a total to Sellers of Six Hundred Thousand Dollars ($600,000.00). The Company shall provide an internally generated financial statement for each year end commencing August 31, 2006. Payment shall be due and payable on or before September 30 of each year.

       2.3. ACCELERATION OF PAYMENT. In the event that a Facility Contract (as defined in Section 3.3(b) below) is awarded to the Company prior to the payment to the Sellers of the Consulting Cap then the payments required under Section
2.2 above shall be accelerated. The Company shall pay to each Seller the lesser of (i) twenty five percent (25%) of the net profits collected from the client pursuant to the Facility Contract; or (ii) the balance of the Consulting Cap.

       2.4. AUDIT. Upon advanced prior written notice, Seller shall have the right to audit the financial records of the Company within ninety (90) days of being provided an annual statement reflecting the profit and/or loss for the preceding year which was used for the calculation of the payment of the Consulting Fee. The audit shall take place at the offices of the Company or in the

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Sellers'  sole  discretion,  at the  offices  of the  Company's  outside  public accountant, in either case, during reasonable business hours.

                                  ARTICLE III.
                                     CLOSING

       3.1. LOCATION AND TIME. The closing of the transactions contemplated hereby ("Closing") shall take place on the ____ day of November, 2005, or such later date as is mutually agreed to by the Parties in writing ("Closing Date") at 10:00 a.m. The Closing shall be at the offices of Purchaser's counsel or at such other place as the Parties hereto shall agree in writing. The Parties need not be present at the Closing location. The Closing may be continued for a period of up to thirty (30) days to allow the Company to complete the development of the Technology, as described in Section 3.3 below.

       3.2. DELIVERIES. At the Closing and as a condition to Closing the Purchaser, the Sellers, and the Company as the case may be, hereby agree to the following Deliveries.

              (a)    SELLERS'  AND/OR  COMPANY'S  DELIVERIES.  Sellers  and  the
       Company,  as  the  case  may  be,  shall  deliver  the  following  to the
       Purchaser:

                     (i) the Assignment of Membership Interests (free and clear of all pledges, liens, transfer and stamp tax obligations, encumbrances, claims and other charges thereon of every kind);

                     (ii) the written resignations of any acting manager or officer of the Company as the Purchaser shall direct (the "Written Resignations");

                     (iii) duly executed waiver and consent of the transfers from the Sellers waiving any preferential rights as provided for in Section 11.3 of the Company's Member Agreement;

                     (iv) except for the obligations set forth in Schedule 3.2(iv), evidence of cancellation of any liability payable by the Company to the Sellers as Members or employees of the Company;

                     (v) copies of any and all company books, records and other property, including but not limited to the name "InCon Processing, L.L.C.";

                     (vi) certified copy of resolutions adopted by each Seller prior to the date of this Agreement, authorizing the transfer contemplated hereby and the execution of any and all documents required in connection herewith; and

                     (vii) such other documents, instruments, certificates and agreements as may be reasonably required by the Purchaser in connection with the consummation of the transactions contemplated hereby.

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              (b)    PURCHASER'S  AND/OR PALMER'S AND SHAIKH'S  DELIVERIES.  The
       Purchaser  and/or  Palmer and Shaikh shall  deliver the  following to the
       Sellers:

                     (i) the Assignment of Bali Interest from Palmer and Shaikh to the Sellers in equal shares (free and clear of all pledges, liens, transfer and stamp tax obligations, encumbrances, claims and other charges thereon of every kind);

                     (ii)   any and  all  documents,  instruments,  information,
              applications,   methods,  technical  information  related  to  the
              development of the Technology;

                     (iii)  certified  copy  of   resolutions   adopted  by  the
              Purchaser prior to the date of this Agreement authorizing the transactions contemplated hereby and the execution of any and all documents required in connection herewith; and

                     (iv) such other documents, instruments, certificates and agreements as may be reasonably required by the Company or the Sellers in connection with the consummation of the transactions contemplated hereby.

       3.3.   TECHNOLOGY.

              (a) DEVELOPMENT OF TECHNOLOGY. As a condition to Closing, the Company shall complete the development of a tocotrienol processing technology for use with palm oil distillate and similar fatty acid stream derived from rice bran oil deodorization or other biological fatty acid source (collectively "Feed"), that includes a pre-concentration method, and any and all intellectual property relating thereto ("Technology"). The Company shall develop the Technology in sufficient detail for the Sellers to file a patent application and to allow the Sellers reasonably to communicate cost, operation, and method of the Technology to a third party. Upon transfer of the Technology to the Sellers, the Technology shall be the exclusive property of the Sellers to use freely in their respective sole discretion, without further compensation to the Company or Purchaser. The Parties acknowledge that each has a desire to cooperate after the Closing and the transfer of the Technology to design, fabricate and install an operating system based on the Technology for the processing of Feed.

              (b) DISTRIBUTION AND TRANSFER OF TECHNOLOGY. The development of the Technology shall be completed before the transfer of the Membership Interests to the Purchaser at or prior to Closing, the Company shall distribute the Technology to the Sellers, jointly. Palmer and Shaikh shall take all reasonable steps to help facilitate the preparation, filing, and prosecution of a patent application. All costs and expenses related to the preparation of or prosecution of the patent application shall be borne by the Sellers. The Sellers shall have the sole right, ownership, and interest in the Technology and its patent to license or sell the Technology in its sole discretion. As part of the Consulting Services, the Sellers shall undertake to obtain a facility contract for the Buyer for the manufacturing of the Technology, and if so, the Consulting Fee shall be accelerated in the manner described above in
       Section 2.3. "Facility Contract" shall mean the design and development of a facility with adequate equipment to manufacture, produce, and utilize the Technology. Each of the Sellers, respectively, shall, however,

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       retain in its sole  discretion  the right to contract  with a third party supplier for a Facility Contract and in such an event neither Purchaser nor the Company would receive any consideration from that contract.

                                   ARTICLE IV.
              REPRESENTATIONS AND WARRANTIES OF SELLERS AND COMPANY

       In order to induce the Purchaser to purchase the Membership Interests, Sellers jointly and severally represent, warrant and agree that Section 4.1 through and including Section 4.5 are true and correct as of the date hereof and will remain true and correct through and including the Closing Date.

       4.1.   ORGANIZATION, GOOD STANDING, AUTHORITY.

              (a) The Company is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware;

              (b) each Seller has the power and authority to enter into, to perform the obligations by the Seller, and to consummate the transactions and other acts contemplated by this Agreement.

              (c) This Agreement constitutes the valid and binding obligation of the Sellers enforceable in accordance with its terms; and

              (d) the execution and the delivery of this Agreement, the consummation of the transactions contemplated by this Agreement, and the compliance with or fulfillment of the terms and provisions of this Agreement will not (i) violate or conflict with any of the provisions of the Company's Articles of Organization or Members Agreement; (ii) conflict with, result in a breach of terms and conditions of, accelerate any provision of, or constitute any default under any rule, trust (constructive or otherwise), contract or agreement to which the Seller or Company are now or may become a party, or is bound, or any order, rule or regulation of any court or governmental authority or agency applicable to any of them; (iii) violate, conflict with or constitute a breach of or default under the provisions of any governmental permit or license or other such instrument to which either of the Seller or the Company is a party or by which Sellers or the Company is bound; or (iv) require any affirmative approval, consent, authorization or other order, or action of any court, governmental authority, regulatory body or third party, except as specifically contemplated by this Agreement.

       4.2. TAX MATTERS. Sellers and the Company agree not to file an amended federal, foreign, state, county, local and other tax returns for any year prior to the Closing. The Sellers and the Company have filed all federal, foreign, state, county, local and other tax returns and reports required by law to be filed prior to the date of this Agreement and all taxes, assessments, fees and other governmental charges and any related penalties and interest have been paid.

       4.3.   TITLE,  PRIOR  COMMITMENTS,   LIENS,   SECURITY   INTERESTS.   The
Membership Interests consist of all of the units of the Company which are issued and outstanding. There are


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no rights held by any person to acquire  any  Membership  Interests  or economic interest from or in the Company, whether in the form of warrants, options to purchase convertible securities or any other rights to acquire an interest in the Company. All of the outstanding Membership Interests of the Company have been duly authorized and are validly issued, fully paid and nonassessable. None of the outstanding Membership Interests of the Company have been issued in violation of any preemptive right. The Sellers own the Membership Interests free and clear of all liens, claims or encumbrances of every nature and kind. The Membership Interests are not subject to any voting trust, proxy or similar agreement with respect to the voting of the Company. Each Seller represents and warrants that it does not currently have a security interest, lien, or other encumbrance on the Membership Interests to secure the payment of a loan to it.

       4.4. BROKER'S FEE. The Sellers are not parties to, or in any way obligated under, any contract or other arrangement providing for the payment of fees and expenses to any broker or finder in connection with the origination, negotiation, execution or consummation of transactions contemplated in this Agreement and agree to hold Purchasers, Shaikh and Palmer harmless from and against any broker claiming by or through them who makes a claim in respect of these transactions.

       4.5. DISCLOSURE. No representation or warranty by the Sellers in this Agreement, or in connection with the transactions contemplated hereby, contain or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained therein not misleading.

                                   ARTICLE V.
                        REPRESENTATIONS AND WARRANTIES OF
                          PURCHASER, SHAIKH, AND PALMER

       In order to induce the Sellers to sell the Membership Interests, the Purchaser and/or Shaikh and Palmer represent, warrant and agree that Section 5.1 through and including Section 5.6 are true and correct on the date hereof and will remain true and correct through and including the Closing Date:

       5.1. ORGANIZATION AND STANDING OF PURCHASER. The Purchaser is a corporation, duly organized, validly existing and in good standing under the laws of the State of Illinois, and has corporate power and authority to carry on its business as it is now being conducted.

       5.2. AUTHORITY. Purchaser, Shaikh, and Palmer, and the persons executing this Agreement on behalf of the Purchaser have the power and authority to execute this Agreement and consummate the transactions contemplated hereby, all necessary action having been properly taken to establish such authority. This Agreement constitutes the valid and binding obligation of the Purchaser, Shaikh and Palmer, and is enforceable in accordance with its terms.

       5.3. NO BREACH OF OTHER AGREEMENTS. The execution, delivery and consummation of this Agreement will not (a) conflict with, result in a breach of terms and conditions of, accelerate any provision of, or constitute any default under any rule, trust (constructive or otherwise), contract or agreement to which the Purchaser, Shaikh, or Palmer is now a party or is bound or any order, rule or regulation of any court or governmental authority or agency applicable to the

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Purchaser, Shaikh, or Palmer, respectively,  or (b) violate or conflict with any of the provisions of the Purchaser' s Articles of Incorporation or Bylaws.

       5.4. TITLE; PRIOR COMMITMENTS; LIENS; SECURITY INTEREST. Palmer and Shaikh own the Bali Interest free and clear of all liens, claims or encumbrances of every nature and kind.

       5.5. BROKER'S FEE. The Purchaser, Shaikh, and Palmer are not parties to, or in any way obligated under, any contract providing for the payment of fees and expenses to any broker or finder in connection with the origin, negotiation, execution or consummation of this Agreement and agree to hold Sellers harmless from and against any broker claiming by or through them who makes a claim in respect of these transactions.

       5.6. DISCLOSURE. No representation or warranty by the Purchaser, Shaikh, and Palmer in this Agreement, or in connection with the transactions contemplated hereby, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained therein not misleading.

                                  ARTICLE VI.
                                 INDEMNIFICATION

       6.1. INDEMNITY BY SELLERS. The Sellers make and agree to the following indemnifications to Purchaser:

       the Sellers agree to pay, and shall protect, indemnify and hold the Purchaser, its members, managers, officers, partners, employees, agents, representatives, successors and assigns, harmless from and against any and all causes of action, suits, penalties, losses, damages, claims and expenses of any nature whatsoever (including reasonable attorneys' fees and expenses and costs incurred in settlement) which may be imposed on, incurred by, or asserted or threatened against the Purchaser by reason of, in any way relating to or arising out of the inaccuracy of, or omission from, any representation or warranty, any misrepresentation or breach of any representation or warranty, or the breach or nonperformance of any covenants made by the Sellers (including any schedule or exhibit) or in any agreement, instrument or document of the Sellers delivered on the Closing Date in connection with the Agreement; and

              (a) Purchaser shall notify Sellers promptly in writing of any claims for indemnification, but the failure so to notify Sellers shall not impair the Purchaser's right to indemnification hereunder, except to the extent the Sellers are prejudiced by such failure.

       6.2. INDEMNITY BY PURCHASER. The Purchaser makes and agrees to the following indemnifications to Seller:

              (a) the Purchaser agrees to pay, and shall protect, indemnify and hold the Sellers harmless from and against any and all causes of action, suits, penalties, losses, damages, claims and expenses of any nature whatsoever (including reasonable attorneys' fees and expenses and costs incurred in settlement) which may be imposed on, incurred

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       by, or  asserted or  threatened  against the Sellers by reason of, in any way relating to or arising out of the inaccuracy of, or omission from, any representation or warranty, any misrepresentation or breach of any representation or warranty, or the breach or nonperformance of any covenants made by the Purchaser herein (including any schedule or exhibit) or in any agreement, instrument or document of the Purchaser attached as an exhibit hereto or delivered at the Closing Date in connection with the Agreement;

              (b) the Purchaser is acquiring the Company and its assets on an "as is-where is" basis; and

              (c) Sellers shall promptly notify Purchaser in writing of any claims for indemnification, but the failure so to notify Purchaser shall not impair Sellers' right to indemnification except to the extent Purchaser is prejudiced by such failure.

       6.3. CONDITIONS PRECEDENT TO CLOSING BY PURCHASER. The obligations of the Purchaser under this Agreement are subject to the satisfaction of the following conditions on or before the Closing Date, any one of which may be waived by the Purchaser; provided, however, that such waiver may only be made by a writing signed by the Purchaser:

              (a) the representations and warranties of the Sellers shall remain true, correct and complete;

              (b)    the  Sellers   shall  have   performed   and  observed  all
       covenants, agreements and conditions hereof to be performed or observed by them prior to the Closing Date;

              (c)    the Sellers shall have delivered all documents  required by
       Section 3.2(a); and

              (d) no court order shall have been entered or applied for or any action or proceeding instituted by any third party who seeks to or does enjoin, restrain or prohibit this Agreement or the consummation of the transactions contemplated by this Agreement or recover damages in connection therewith.

       6.4. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF SELLERS. The obligations of the Sellers under this Agreement are subject to the satisfaction of the following conditions on or before the Closing Date, any one of which may be waived by the Sellers; provided, however, that such waiver may only be made by a writing signed by the Sellers:

              (a) the representations and warranties of the Purchaser, Shaikh and Palmer shall remain true, correct and complete;

              (b) the Purchaser, Shaikh and Palmer shall have performed and observed all covenants, agreements and conditions hereof to be performed or observed by Purchaser, Shaikh and Palmer prior to the Closing Date;

              (c) the Purchaser, Shaikh and Palmer shall have delivered all documents required by Section 3.2(b);

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              (d)    the  Company  shall  have   developed  the  Technology  and
       transferred, assigned and set over the Technology from the Company to the Sellers in accordance with Section 3.3; and

              (e) no court order shall have been entered or applied for or any action or proceeding instituted by any third party who seeks to or does enjoin, restrain or prohibit this Agreement or the consummation of the transactions contemplated by this Agreement or seeks to or does recover damages in connection therewith.

       6.5. MAIL. All mail addressed to the Sellers which is received by Purchaser following the Closing Date shall be opened by Purchaser and, if in the Purchaser's reasonable discretion the mail pertains to the Sellers' affairs and not to Purchaser's affairs, that mail shall be forwarded immediately to the Sellers.

                                  ARTICLE VII.
                                    RELEASES

       7.1.   RELEASES.

              Except for claims alleging breach of this Agreement the parties agree to the conditions set for in this Section 7.1 ("Release"):

              (a) Sellers, on behalf of themselves, their parent, subsidiaries, directors, officers, employees, agents, representatives, successors and assigns, hereby release and forever discharge the Purchaser, its officers, directors, employees, agents, representatives, successors and assigns, and the Company, its members, managers, officers, employees, agents, representatives (the Release Purchaser Parties"), from and against any and all claims, demands, actions, causes of action or suits, at law or in equity, of whatever kind or nature, known or unknown, which Sellers had or may have, now or in the future, against the Released Purchaser Parties relating to the Membership Interests or the Company, including claims for fees, loan repayments, trade receivables or reimbursement of costs and expenses, the Company's business, or any of the Terminated Agreements (defined below);

              (b) Sellers, their respective directors, officers, employees, agents, representatives, successors and assigns, and Ronald Lane, and Nalin Rathod hereby release and forever discharge Shaikh and Palmer from and against any and all claims, demands, actions, causes of action or suits, at law or in equity, of whatever kind or nature, known or unknown, which Sellers, its directors, officers, employees, agents, representatives, successors and assigns, and Ronald Lane, and Nalin Rathod had or may have, now or in the future, against Palmer or Shaikh, including, without limitation, claims under the Terminated Agreements.

              (c) Shaikh and Palmer hereby release and forever discharge Sellers, and Sellers' directors, officers, employees, agents, representatives, successors and assigns, (collectively, the "Sellers' Group"), and Ronald Lane and Nalin Rathod from and against any and all claims, demands, actions, causes of action or suits, at law or in equity, of whatever kind or nature, known or unknown, which Shaikh or Palmer had or may have, now or in the future, against the Sellers' Group, Ronald Lane and Nalin Rathod, including, without limitation, claims under the Terminated Agreements;

              (d) Bali, its members, managers, officers, employees, agents, and representatives (the "Bali Group") hereby release and forever discharge Palmer and Shaikh from and against any and all claims, demands, actions, causes of action or suits, at law or in equity, of whatever kind or nature, known or unknown, which the Bali Group had or may have, now or in the future, against Palmer and Shaikh relating to the Bali Interest or any of the Terminated Agreements. Palmer and Shaikh hereby release and forever discharge the Bali Group from and against any and all claims, demands, actions, causes of action or suits, at law or in equity, of whatever kind or nature, known or unknown, which Palmer or Shaikh had or may have, now or in the future, against the Bali Group relating to the Bali Interest or any of the Terminated Agreements.

              (e) For purposes of the above releases, the term "Terminated Agreements" shall mean the Employment Agreement entered into by and between Shaikh and Bionutrics, the Employment Agreement entered into by and between Palmer and Bionutrics, the Master Agreement, as described in the recitals, the Membership Interest Redemption Agreement by and between Palmer and InCon Holdings, LLC dated October 27, 1997 (collectively, the "Terminated Agreements").

       7.2. ACKNOWLEDGEMENTS. Each of the releasing parties further states that they or their duly authorized representatives have read the respective Release set forth in Section 7.1, that they understand that these are general releases, that each intends legally to be bound by the applicable Release, and that each of them has the legal power and authority to execute and agree to the applicable Release.

       7.3. NO TRANSFER. Each of the releasing parties represents and warrants that the respective releasing party has not assigned or transferred, in whole or in part, any claim, right, demand or cause of action which that releasing party may now have or may have had or claims to have, of whatever kind or nature, against any other party, to any person, firm, corporation, or other entity, in any manner, including but not limited to assignment or transfer by subrogation or by operation of law.

       7.4. FUTURE ACTIONS. Each party agrees never to institute, directly or indirectly, any action or proceeding of any kind against any other party to enforce a claim which is released under this Section 7. In the event of any such claim, the instituting party agrees to reimburse the other party for all costs incurred in defending the claim, including reasonable attorneys' fees. The prohibition contained in this Section 7 shall not apply to claims for breach of this Agreement.

       7.5. TRANSFER OF MEMBERSHIP INTERESTS. The transfer of Membership Interests provided for under Section 1.1 of this Agreement, is, in addition to the satisfaction of all of the other clauses and provisions of this Agreement, subject to the consent to and approval of this Agreement by the following parties:

              (a)    The Board of Directors of Bionutrics, and;

              (b) The Holders of that certain Non-Revolving Note by and between Bionutrics and the following parties:

                     (i)    William C. McCormick

                     (ii)   William Ritger

                     (iii)  Fredrick Rentschler

                     (iv)   Ropart Investments

                     (v)    HealthSTAR Communications

                     (vi)   HealthSTAR Holdings


                     (vii)  Ronald H. Lane

                     (viii) Xiagen

                                 ARTICLE VIII.
                                  MISCELLANEOUS

       8.1. ASSIGNMENT. The rights, duties and privileges of Sellers hereunder shall not be transferred or assigned in whole or in part without the prior written consent of the Purchaser.

       8.2. ENTIRE AGREEMENT. This Agreement and the documents, schedules and exhibits referred to herein and to be delivered pursuant to this Agreement set forth the entire agreement among the parties and merge all prior discussions and agreements among them. None of the parties shall be bound by any condition, definition, warranty or representation with respect to any term or condition other than those provided for in this Agreement or the documents, schedules and exhibits referred to herein or delivered pursuant to this Agreement or as amended by subsequent agreement in writing signed by the parties or a duly authorized officer or representative of the parties to this Agreement. This Agreement may not be amended except by a writing signed by all of the parties hereto.

       8.3. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties and their respective heirs, personal representatives, successors and permitted assigns.

       8.4. NOTICE. All notices, requests, demands or other communications given under or in connection herewith shall be effective only if in writing and hand delivered, mailed by certified or registered U.S. Mail, postage prepaid, return receipt requested, or delivered by recognized overnight delivery service (E.G., FedEx or UPS), addressed as follows:

       if to Sellers:             Asia Pacific Investment Holdings, Ltd.

       Facsimile No.:

            and

                                  InCon Technologies, Inc.
                                  2415 East Camelback Road, Suite 700
                                  Phoenix, AZ 85016
       if to Company:             InCon Processing, L.L.C.
                                  970 Douglas
                                  Batavia, Illinois 60510

       if to Purchaser:           Incon International, Inc.
                                  970 Douglas
                                  Batavia, Illinois 60510

       with a copy to:            Edwin I. Josephson
                                  Chuhak & Tecson, P.C.
                                  30 S. Wacker Drive, Suite 2600
                                  Chicago, Illinois 60606

Any party may change its address for notice pursuant to this Section 8.4 upon written notice to the other parties.

       8.5. INVALID PROVISION. In the event that any provision of this Agreement is held to be invalid or illegal for any reason, such determination shall not effect the remaining provisions which shall be construed and enforced as if the illegal or invalid provision had never been included.

       8.6. APPLICABLE LAW. This Agreement shall be subject to and governed by the laws of the State of Illinois.

       8.7. PRONOUNS. The singular form shall be considered to denote the plural and the masculine form the feminine or neuter if required hereunder.

       8.8. DESCRIPTIVE HEADINGS. All section headings, titles and subtitles contained herein are inserted for convenience of reference only and are to be ignored in any construction of the provisions hereof.

       8.9. LEGAL ACTION. In any action at law or in equity arising out of this Agreement and the transactions contemplated hereunder, the prevailing party shall be entitled to reasonable attorneys' fees and court costs in addition to any other relief to which it may be entitled.

       8.10. WAIVER. Any party may waive any term, condition or requirement under this Agreement or the exhibits or schedules hereto which is intended for its own benefit, and any waiver of any term or condition of this Agreement or the exhibits or schedules hereto shall not operate as a waiver of any other breach of such term or condition, nor shall any failure to enforce any provision hereof or of the exhibits or schedules hereto operate as a waiver of such provision or of any other provision hereof or the exhibits or schedules hereto.

       8.11. FURTHER ASSURANCES. Each party agrees to perform any further acts and to execute and deliver any further documents which may be reasonably necessary to give effect to the provisions of this Agreement.

       8.12. EXPENSES. Each of the parties shall pay its own expenses in connection with this Agreement and the consummation of the transactions contemplated hereunder.

       8.13. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute but one and the same instrument.

       8.14. RECITALS. The Recitals contained in this Agreement are hereby incorporated and made a part of the terms and mutual covenants and agreements contained in this Agreement.

       8.15. SURVIVAL. The representatives and warranties contained in this Agreement or in the instruments or other documents required to be delivered hereunder shall survive the Closing.

       8.16. FACSIMILE. A facsimile signature shall be treated the same as an original signature for the purposes of this Agreement and all other documents and agreements relating to this transaction.

       IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

PURCHASER:                              SELLERS:

INCON INTERNATIONAL, INC.,              INCON TECHNOLOGIES, INC.,
an Illinois corporation                 a Delaware corporation

By: ________________________________    By: ____________________________________
Print Name:_________________________    Print Name: ____________________________
Title: _____________________________    Title: _________________________________

                                        ASIA PACIFIC INVESTMENT HOLDINGS, LTD.,
                                        a British Virgin Islands Company

                                        By: ____________________________________
                                        Print Name: ____________________________
                                        Title: _________________________________


BALI:

BALI HOLDINGS, LLC, a Delaware
limited liability company

By: ________________________________
Print Name: ________________________    __________________________
Title: _____________________________    N.P. Shaikh, individually


BIONUTRICS:

BIONUTRICS, INC., a Nevada corporation

By:  _______________________________    ___________________________
Print Name: ________________________    John R. Palmer, individually
Title:  ____________________________

       The undersigned hereby execute this Agreement for release purposes only, as set forth in Article VII hereof.

                                             -----------------------------------
                                                Ronald H. Lane, individually


                                             -----------------------------------
                                                 Nalin Rathod, individually